EXHIBIT 10.26

                     SECOND AMENDMENT TO PURCHASE AGREEMENT

     THIS SECOND AMENDMENT, dated as of September 30, 1996, is entered into by and between TEMPFUNDS AMERICA, INC., a Florida corporation, TEMPFUNDS AMERICA FUNDING CORPORATION OF SOUTH CAROLINA, INC., a South Carolina corporation (herein collectively called "Sellers") and CAPITAL FACTORS, INC., a Florida corporation (herein called "Purchaser").

                                R E C I T A L S:

     a) Sellers and Purchaser are parties to a Purchase Agreement dated July 31, 1996, an Addendum to the Purchase Agreement dated July 31, 1996 and an Amendment to the Purchase Agreement dated September 9, 1996 (the Purchase Agreement as supplemented by the Addendum and amended by the Amendment shall hereinafter collectively be referred to as the "Purchase Agreement").

     b) Sellers and Purchaser have agreed to certain modifications of the Purchase Agreement as set forth herein.

                                    AGREEMENT

     IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each of the terms defined in the Purchase Agreement unless otherwise defined herein, shall have the same meaning when used herein.

     2. Sellers and Purchaser have agreed that the re-calculation of the amount of the actual payments due as of the Closing and a mutual estoppel statement setting forth the outstanding balance of loans and factored accounts by Sellers to Original Clients as of the Closing and the annualized gross revenues received by Sellers for the three months immediately prior to August 1, 1996, all or which was to be made no later than September 30, 1996 pursuant to the Purchase Agreement, was not made by mutual agreement of Sellers and Purchaser. Sellers and Purchaser hereby mutually agree to extend the performance of the above-referenced re-calculation and preparation of the above-referenced mutual estoppel statement to a later date which in no event shall be later than October 15, 1996.

     3. Upon the effectiveness of this Second Amendment, each reference in the Purchase Agreement to the "Agreement", "hereunder", "herein", "hereof", or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended by this Second Amendment.

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     4. This Second Amendment shall be deemed to be a contract under and subject to and shall be construed for all purposes and in accordance with the laws of the State of Florida.

     5. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment which shall be effective on the date first set forth above.

                                                "SELLERS"

Witnesses:                          TEMPFUNDS AMERICA, INC.,
                                    a Florida corporation

/s/ SABINA MOHAMED                  By: /s/ TOM HUSTON JR.
--------------------------------       -------------------------------
                                           Tom Huston, President
/s/ PAT RUSSO
--------------------------------

                                    TEMPFUNDS AMERICA FUNDING
                                    CORPORATION OF SOUTH CAROLINA,
                                    INC., a South Carolina corporation

/s/ SABINA MOHAMED                  By: /s/ TOM HUSTON
--------------------------------       -------------------------------
                                           Tom Huston, President
/s/ PAT RUSSO
--------------------------------

                                                 "PURCHASER"

                                    CAPITAL FACTORS, INC.,
                                    a Florida corporation

/s/ ELLOMA REID                     By: /s/ DENNIS A. MCDERMOTT
--------------------------------       -------------------------------
/s/ PAT MARCH                            Dennis A. McDermott
--------------------------------         Senior Vice President

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